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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): October 12, 2006


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 -- Other Events

Item 8.01 Other Events.

     On October 12, 2006, American International Group, Inc. (the "Registrant") entered into a Distribution Agreement (the "Distribution Agreement") with AIG Financial Securities Corp., ABN AMRO Incorporated, Banc of America Securities LLC, Banca IMI S.p.A., BMO Capital Markets Corp., Barclays Capital Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Calyon Securities (USA) Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Daiwa Securities America Inc., Daiwa Securities, SMBC Europe Limited, Deutsche Bank Securities, Goldman, Sachs & Co., Greenwich Capital Markets, Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities International plc, Morgan Stanley & Co. Incorporated, RBC Capital Markets Corporation, Santander Investment Securities Inc, Scotia Capital (USA) Inc., SG Americas Securities, LLC, TD Securities (USA) LLC, UBS Securities LLC, Wachovia Capital Markets, LLC (together, the "Agents") relating to the issuance and sale of the Registrant's Medium-Term Notes, Series G; Medium-Term Notes, Series AIG-FP; and Medium-Term Notes, Series MP, Matched Investment Program, at an aggregate initial offering price of up to $25,139,770,000, or the equivalent thereof in one or more foreign or composite currencies or currency units.

     A copy of the Distribution Agreement is attached as Exhibit 1.2 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

     Exhibit 1.1 Distribution Agreement, dated October 12, 2006, between the Agents and the Registrant

     Exhibit 4.1    Form of Fixed Rate Note

     Exhibit 4.2    Form of Floating Rate Note

     Exhibit 4.3    Form of Master Note

     Exhibit 8.1    Tax Opinion of Sullivan & Cromwell LLP

     Exhibit 23.1   Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: October 18, 2006                 By /s/ Kathleen E. Shannon
                                       ------------------------------------
                                       Name:  Kathleen E. Shannon
                                       Title: Senior Vice President
                                              and Secretary